Exhibit 99.2
Q3’23 Earnings Report November 7, 2023 Nasdaq: COLL

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2023 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: risks related to the ability to realize the anticipated benefits of our acquisitions at all or within the expected time period; unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; the impact of the COVID-19 pandemic on our ability to conduct our business, reach our customers, and supply the market with our products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10- Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2

Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We use these non-GAAP financial measures to understand, manage and evaluate our business as we believe they provide additional information on the performance of our business. We believe that the presentation of these non-GAAP financial measures, taken in conjunction with our results under GAAP, provide analysts, investors, lenders and other third parties insight into our view and assessment of our ongoing operating performance. In addition, we believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide supplementary information that may be useful to analysts, investors, lenders, and other third parties in assessing our performance and results from period to period. We report these non-GAAP financial measures to portray the results of our operations prior to considering certain income statement elements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income (loss) adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income (loss), which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude stock-based compensation expense from adjusted EBITDA although (a) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy and (b) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; and • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income (loss) adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA, adjusted operating expenses, adjusted net income, and adjusted earnings per share to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2023 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors. 3

Healthier people. Stronger communities. Mission Driven Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Guided by Our Core Values Uphold Integrity Embrace Differences Encourage Expression Be Accountable I D E A We maintain uncompromising integrity in everything we say and do. We embrace differences as they make our ideas richer and serve our patients better. We encourage everyone to think big, push ourselves and make our voices heard. We are accountable to each other, our customers and our community. 4 Delivering a banner year in 2023

Q3'23 Highlights

Delivered Strong Financial Performance[1]

- ✓ **Product revenues, net:** $136.7M, up 8% YoY
- ✓ **Adjusted operating expenses:** $28.3M, down (13)% YoY[2]
- ✓ **Adjusted EBITDA:** $89.4M, up 19% YoY[2]

Progress Towards Business Objectives[1]

- ✓ **Executed** on managed care strategy; renegotiated Xtampza® ER and Belbuca® contracts and achieved new payor win for Belbuca
- ✓ **Grew** Belbuca total prescriptions 1.2% YoY
- ✓ **Presented** 10 posters at PAINWeek 2023
- ✓ **Granted** New Patient Population exclusivity for Nucynta® extending U.S exclusivity from June 27, 2025 to July 3, 2026

Executing on Capital Deployment Strategy

- ✓ **Paid down** $45.8M in debt in Q3'23; net debt to adjusted EBITDA of ~1.2x as of September 30, 2023[2,3]
- ✓ **Executed** Accelerated Share Repurchase program (ASR) in Q3'23 returning $50.0M in capital to shareholders
- ✓ **Generated** strong cash flows with quarter end cash, cash equivalents and marketable securities of $304.6M[1]

$25 Million Accelerated Share Repurchase Authorization Announced Today

1. This financial data was provided by Collegium in its Form 8-K and/or its Form 10-Q filed with the SEC on November 7, 2023.
2. Adjusted EBITDA and adjusted operating expenses are non-GAAP financial measures. See Non-GAAP Financial Measures on Slide 3.
3. The net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its Form 8-K filed with the SEC on November 7, 2023 and its Form 10-Q filed with the SEC on November 7, 2023. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022.

Collegium. PHARMACEUTICAL 5

Strategy for a Banner 2023 • Generate strong cash flow from pain portfolio and leverage cost structure • Grow Belbuca prescriptions and Xtampza ER revenues • Maximize Nucynta Franchise • Conduct disciplined business development focused on commercial-stage, durable assets • Rapidly pay-down debt • Opportunistically return capital to shareholders 6 Maximize Portfolio Deploy Capital Nucynta New Patient Population exclusivity bolsters 2025-2026 outlook

$118M $266M $363M 2021 2022 2023E Adjusted EBITDA3 $277M $464M $568M 2021 2022 2023E Product Revenues, Net 7 2023 To Be A Banner Year 2 2 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2023, and represents the mid-point of 2023 financial guidance ranges. 3. Adjusted operating expenses and adjusted EBITDA are non-GAAP financial measures. See Non-GAAP Financial Measures on Slide 3. +43% CAGR +75% CAGR $101M $122M $128M 2021 2022 2023E Adjusted Operating Expenses3 ACCELERATE MANAGE LEVERAGE +12% CAGR 2 1 1 1 1 1 1

Financial Highlights Colleen Tupper Executive Vice President & Chief Financial Officer

9 Q3’23 Financial Highlights Q3’23 Product Revenue, Net $136.7 Million +8% Over Q3’22 Strong Revenue1 Q3’23 Adjusted EBITDA $89.4 Million +19% Over Q3’22 Adjusted EBITDA1,2 Estimated Net Debt/Adjusted EBITDA Ratio ~1.0x At 2023 Year-End Rapid Delevering2,3 1. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2023. 2. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 3. 2023 net debt/adjusted EBITDA is calculated based on Collegium’s forecast of net debt at year-end 2023, compared to the mid-point of the 2023 guidance ranges provided by Collegium in its press release filed with the SEC on November 7, 2023. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022. This financial data assumes no additional debt is incurred.

1. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2023. 2. Adjusted operating expenses is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 3. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 10 2023 Financial Guidance1 Product Revenues, Net Adjusted Operating Expenses2 (Excluding Stock-Based Compensation) Adjusted EBITDA3 (Excluding Stock-Based Compensation) $565 – 570M $125 – 130M $360 – 365M

Capital Deployment Priorities Focused on Long-Term Value Creation

Focused Business Development

- Targeting differentiated, commercial-stage assets to diversify specialty pharmaceutical portfolio
- Peak revenue potential of >$150M
- Durable with exclusivity into 2030s

Rapidly Pay-Down Debt

- Expect net debt/adjusted EBITDA of ~1.0x by year-end 2023[1,2]
- Tracking to repay >$160M of Pharmakon loan ($650M issued 3/22/2022) in 2023[2]

Return Capital to Shareholders

- Strong track record of opportunistic share repurchases
- From 2021 to October 2023, returned $112M to shareholders; repurchased 5.4M shares at average price of $20.72[3]
- Board authorized new $25M ASR in November 2023 as part of $100M share repurchase program

1. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 2023 net debt/adjusted EBITDA is calculated based on Collegium's forecast of net debt at year-end 2023, compared to the mid-point of the 2023 guidance ranges provided by Collegium in its press release filed with the SEC on November 7, 2023. This financial data assumes no additional debt is incurred.
2. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022.
3. This financial data is calculated from data provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023 and in its Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023.

Collegium PHARMACEUTICAL

11

2021 2022 2023 YTD ASR program Open market share repurchases 12 Track Record of Opportunistic Share Repurchases1 1. This financial data is calculated from data provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023 and in its Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023. Returned $112M of Capital to Shareholders from 2021 to October 2023 • $25M ASR entered into in Q4’21 which repurchased 1,333,826 shares at an average price of $18.74 • $50M ASR entered into in Q3’23 which repurchased 2,165,294 shares at an average price of $23.09 per share • $25M ASR authorized by Board in November 2023 ASR Programs $43M $19M $50M $25M ASR $50M ASR 2021 – 2023 YTD Share Repurchases Repurchased 5.4M shares at average price of $20.72

Commercial Update Scott Dreyer Executive Vice President & Chief Commercial Officer

17% growth in Q3’23 revenue compared to Q3’22 9,800 2% growth in Q3’23 revenue compared to Q3’224 17,700 7% growth in Q3’23 Nucynta Franchise revenue compared to Q3’22 11,300 1. IQVIA NPA through September 2023. 2. Quarter-ending product share (Belbuca, Xtampza ER, and Nucynta® ER). 3. IQVIA Xponent through September 2023; approximate quarterly prescriber counts. 4. Q3’22 Xtampza ER revenue was impacted by a favorable returns adjustment of $8.1M. Collegium Portfolio has 50% Branded ER Market Share1,2 Large Prescriber Bases3 Q3’23 Commercial Update 14

Successful Xtampza ER Contract Renegotiations to Fuel Revenue Growth 15 2023 Contract Renegotiations Plans representing 30% of Xtampza ER prescriptions 57% Maintained position at equal or better rebate 43% Removed from formulary with no rebate 2022 & 2023 Contract Renegotiations Plans representing 84% of Xtampza ER prescriptions 77% Maintained position at equal or better rebate 23% Removed from formulary with no rebate • Plans representing 84% of Xtampza ER prescriptions successfully renegotiated over past 2 years serving as catalyst for revenue growth in 2024 • In plans where Xtampza ER was removed from formulary, OxyContin® is at parity position • Xtampza ER GtN to improve in 2024

Evolving Payor Landscape for Belbuca 16 • Successfully renegotiated major Medicare Part D plan representing 12% of Belbuca total prescriptions • Belbuca’s formulary position maintained at significantly lower rebate Contract Renegotiation • Achieved new payor win for Belbuca in Medicare Part D plan representing ~1M covered lives New Payor Win Progress on Belbuca payor front to generate revenue and prescription growth in 2024

Delivering on a Banner 2023 • Grow core business including Belbuca and Xtampza ER • Extend Nucynta patent exclusivity • Generate higher revenue and lower expenses in 2H’23 compared to 1H’23 • Achieve 2023 financial guidance • Prepare for strong 2024 and beyond • Conduct disciplined business development focused on commercial-stage, durable assets • Rapidly pay-down debt • Return capital to shareholders through $100M share repurchase program Maximize Portfolio Deploy Capital 17

Q&A

Non-GAAP Reconciliations

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited) 20 GAAP net income $ 20,634 $ 457 Adjustments: Interest expense 20,768 19,046 Interest income (4,538) (11) Provision for income taxes 8,149 975 Depreciation 835 488 Amortization 36,317 37,552 Stock-based compensation expense 7,027 5,377 Acquisition related expenses — 463 Recognition of step-up basis in inventory 198 10,519 Total adjustments $ 68,756 $ 74,409 Adjusted EBITDA $ 89,390 $ 74,866 Three Months Ended September 30, 2023 2022

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited) 21 GAAP operating expenses $ 35,298 $ 38,372 Adjustments: Stock-based compensation 7,027 5,377 Acquisition related expenses — 463 Total adjustments $ 7,027 $ 5,840 Adjusted operating expenses $ 28,271 $ 32,532 Three Months Ended September 30, 2023 2022

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts) (unaudited) 1) The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended September 30, 2023 and 2022 were 25.6% and 26.0%, respectively. As such, the non-GAAP effective tax rates for the three months ended September 30, 2023 and 2022 were 24.7% and 25.3%, respectively. 2) Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense added-back to non-GAAP adjusted net income. For the three months ended September 30, 2023 and 2022, adjusted weighted-average shares – diluted includes 7,509,104 and 4,925,134, respectively, attributable to our convertible notes. In addition, for the three months ended September 30, 2023 and 2022, adjusted earnings per share also includes other potentially dilutive securities to the extent that they are not antidilutive given that non-GAAP adjusted net income was in an income position. 22 GAAP net income $ 20,634 $ 457 Adjustments: Non-cash interest expense 2,124 2,467 Amortization 36,317 37,552 Stock-based compensation expense 7,027 5,377 Acquisition related expenses — 463 Recognition of step-up basis in inventory 198 10,519 Income tax effect of above adjustments (1) (11,300) (14,290) Total adjustments $ 34,366 $ 42,088 Non-GAAP adjusted net income $ 55,000 $ 42,545 Adjusted weighted-average shares — diluted (2) 42,058,820 39,495,453 Adjusted earnings per share (2) $ 1.34 $ 1.10 Three Months Ended September 30, 2023 2022